UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 1, 2017

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

On May 1, 2017, Main Street Capital Corporation (“Main Street”) held its 2017 annual meeting of stockholders (the “Annual Meeting”) at Pearl Studio, Full Goods Building, 200 East Grayson, Suite 115, San Antonio, Texas 78215.  The issued and outstanding shares of stock of Main Street entitled to vote at the Annual Meeting consisted of the 55,274,757 shares of common stock outstanding on the record date, March 3, 2017.  The common stockholders of Main Street voted on four matters at the Annual Meeting.  The final voting results from the Annual Meeting are as follows:

(1)         A proposal to elect each of the eight members of Main Street’s Board of Directors for a term of one year:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Michael Appling, Jr.	16,606,660	2,781,168	250,250	28,381,244

Joseph E. Canon	16,468,950	2,910,586	258,540	28,381,246

Arthur L. French	19,126,548	251,292	260,230	28,381,252

J. Kevin Griffin	16,623,869	2,760,661	253,546	28,381,246

John E. Jackson	19,206,564	173,239	258,269	28,381,250

Brian E. Lane	16,612,544	2,767,388	258,145	28,381,245

Stephen B. Solcher	19,214,152	166,676	257,246	28,381,248

Vincent D. Foster	18,744,101	639,198	254,772	28,381,251

(2)         A proposal to ratify the appointment of Grant Thornton LLP as Main Street’s independent registered public accounting firm for the year ending December 31, 2017:

Votes For	Votes Against	Abstentions

47,151,098	467,323	400,901

(3)         A proposal to approve, on an advisory basis, the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes

17,846,512	1,147,267	644,286	28,381,257

(4)         A proposal to determine, on an advisory basis, the preferred frequency (every one year, two years or three years) of our stockholders to conduct an advisory vote regarding the compensation of our named executive officers:

Three Years	Two Years	One Year	Abstentions

7,941,490	851,972	10,370,017	474,577

In accordance with the results of this vote, our Board of Directors determined to implement an advisory vote on executive compensation each year until the next required advisory vote on the frequency of stockholder votes on the compensation of executives, which is scheduled to occur at the 2023 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: May 3, 2017	By:		/s/ Jason B. Beauvais
		Name:	Jason B. Beauvais
		Title:	General Counsel